Software and equipment, net (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Schedule of software and equipment

Software and equipment, net, consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Software	57,673	102,354
Computer and electronic equipment	285	285
Office furniture and equipment	5	5
Total	57,963	102,644
Less: Accumulated depreciation	(9,664)	(18,179)
Software and equipment, net	48,299	84,465